PACE® Select Advisors Trust

Summary Prospectus Supplement | July 16, 2024

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus") dated November 28, 2023, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Fulcrum Asset Management LLP ("FAM") to serve as a new subadvisor to the fund. FAM assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on July 16, 2024.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by adding the following as the last bullet point under the fourth paragraph of that section:

•  A "diversified macro strategy" that seeks to generate absolute returns in all market conditions over rolling five-year periods, with low sensitivity to stocks and bonds by investing globally across equities, bonds, currency and commodities.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Fulcrum Asset Management LLP ("FAM") assumed day-to-day management of a separate portion of the fund's assets on July 16, 2024.

The section captioned "Investment manager and advisor(s)" on page 7 of the Summary Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar, Electron and FAM serve as the fund's subadvisors.

ZS-1267

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by adding the following as the last bullet point of that section:

FAM—Gavyn Davies, Founding Partner, Executive Chairman and Chairman of the Investment Committee, Suhail Shaikh, Partner and Chief Investment Officer, and Andrew Bevan, Partner and Economic Advisor, have been portfolio managers of the fund since July 2024.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC.